T. Rowe Price
Prime Reserve

Portfolio
Semiannual Report
June 30, 1997

Dear Investor

It is a pleasure to welcome you as investors in the Prime
Reserve Portfolio. In the fund's first six months, the money markets were affected by rapid economic growth, an interest rate hike by the Federal Reserve, and paydowns of Treasury bills. In this environment, Prime Reserve Portfolio provided an above-average return.

MARKET ENVIRONMENT

The economy grew at a vigorous annualized rate of 4.9% in the first quarter of 1997, roughly double its average pace during the current six-year expansion. Consumers kept the cash registers ringing for such items as building materials, major appliances, and furniture. With jobs being created at a rapid clip, the civilian unemployment rate dropped to 4.8% in May, its lowest level in more than two decades. Seeking to preempt a rise in inflation, the Federal Reserve lifted the federal funds target by a quarter-point in March to 5.5%.

Interest Rate Levels Chart 6/30/97



           1-Yr T-Bill       90-Day T-Bill      Fed Funds


6/30/96       5.696              5.173            5.25
              5.582              5.194            5.25
              5.977              5.329            5.25
9/30/96       5.637              5.007            5.25
              5.424              5.152            5.25
              5.369              5.121            5.25
12/31/96      5.435              5.131            5.25
              5.556              5.131            5.25
              5.688              5.225            5.25
3/31/97       6.008              5.322            5.5
              5.887              5.228            5.5
              5.74               4.924            5.5
6/30/97       5.663              5.249            5.5

As the chart shows, the money markets had anticipated this increase in rates, with yields on both shorter- and longer-term securities rising sharply throughout the first quarter. Yields slipped a bit in April and May, however, as repeated reports of subdued inflation reduced the likelihood of further rate increases. Indeed, the Fed passed up the opportunity to raise rates again in May. U.S. Treasury bill yields were particularly depressed over the past three months because the federal government retired a significant amount of short-term debt, creating a temporary supply and demand imbalance for these instruments.

PERFORMANCE AND STRATEGY REVIEW

In keeping with the general trend in interest rates, your fund's seven-day simple yield increased over the past six months and now stands at 5.24%. Your fund also offered a strong relative performance, outgaining the Lipper average for similar funds in the six-month period, as shown in the table. Several strategic shifts helped us achieve these returns. We adjusted the fund's average maturity on numerous occasions as the interest rate environment changed. (When interest rates are stable or falling, we often move toward longer-maturity issues to delay the rollover of assets into lower-yielding securities, thus enhancing the fund's yield. Conversely, when rates are rising, we may favor shorter-maturity issues to hasten the rollover of assets into higher-yielding securities, again with the aim of enhancing yield.) As of June 30, the fund's average maturity was 57 days.

Performance Comparison

Period Ended 6/30/97                           6 Months
________________________________________________________

Prime Reserve Portfolio                            2.56%

Lipper Variable Annuity Underlying
Money Market Funds Average                         2.47

We also modestly "barbelled" the portfolio by combining very short one-month securities with a smaller set of higher-yielding issues approaching one year in maturity. This helped us maintain our overall yield while still being prepared to quickly capture higher yields when the Fed increased the federal funds target rate.

Our exposure to negotiable certificates of deposit and bank notes was high due to ample supplies of attractively priced issues in that sector. Asset-backed securities and asset-backed structured notes represented 18% of the fund's holdings, reflecting the growing number of new securities with competitive yields. (Sector diversification is shown in the table following this letter.) The fund carries a notable stake in certificates of deposit from high-quality foreign bank issuers, which offers attractive yields compared with commercial paper and provides a measure of diversification.

Finally, our investments in floating rate instruments were 11% of assets. We would have liked to increase our exposure to these instruments, which reset to higher rates when interest rates are rising. However, because supply of these issues was tight, we felt the yield premium they offered over fixed rate obligations was not sufficient, given their somewhat higher credit risk.

OUTLOOK

Further increases in short-term rates cannot be ruled out as the Fed attempts to slow growth, keep inflation at bay, and thus prolong the current expansion. We will continue to hold a large percentage of shorter maturity debt so that the fund may be in the best position to take advantage of higher yields when and if they become available.
Respectfully submitted,

Edward A. Wiese
President and
Chairman of the Investment Advisory Committee

July 26, 1997

Portfolio Highlights
Key Statistics

                                                 Period
                                                  Ended
                                                6/30/97
________________________________________________________

Price Per Share                               $    1.00

Dividend Per Share

    6 months                                       .025

Dividend Yield (7-Day Compound) *                  5.38%

Weighted Average Maturity (days)                     57

Weighted Average Quality **                   First Tier

*Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.

**All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T.
Rowe Price.

Sector Diversification

                                             Percent of
                                             Net Assets
                                                6/30/97
_________________________________________________________

U.S. Dollar-Denominated Foreign
    Negotiable CDs and Bank Notes                    18%

Banking                                              14

Asset-Backed                                         13

Finance and Credit                                   13

Automobiles and Related                               7

Asset-Backed Structured Notes                         5

Broker-Dealers                                        4

Foreign Government and Municipalities                 4

Petroleum                                             4

University                                            4

Industrial                                            3

U.K. Building Societies                               3

Domestic Negotiable Bank Notes                        2

Domestic Negotiable CDs                               2

All Other                                             2

Other Assets Less Liabilities                         2

Total                                               100%
_________________________________________________________

Fixed Rate Obligations                               89

Floating Rate Obligations                            11

_________________________________________________________

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Prime Reserve Portfolio SEC chart 6/30/97

                                       Lipper Variable
                   T. Rowe Price     Annuity Underlying
                   Prime Reserve        Money Market
                     Portfolio          Funds Average

13/31/96           $   10,000            $  10,000
3/97                   10,123               10,120
6/97                   10,256               10,247

Total Return

Primes Reserve Portfolio

Periods Ended 6/30/97

                                Since      Inception
             6 Months       Inception           Date
________________________________________________________

                2.56%           2.56%       12/31/96

Investment return and yield represent past performance and will vary. While the fund is managed to maintain a stable share price of $1.00, this is not guaranteed. An investment in the fund is not insured or guaranteed by the U.S. government.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.

Financial Highlights
T. Rowe Price Prime Reserve Portfolio
(Unaudited)

                                For a share outstanding
                                  throughout the period
                                _______________________

                                               12/31/96
                                                     to
                                                6/30/97

NET ASSET VALUE

Beginning of period                         $     1.000

Investment activities
    Net investment income                         0.025

Distributions
    Net investment income                        (0.025)


NET ASSET VALUE

End of period                               $     1.000
                                            ___________

Ratios/Supplemental Data

Total return                                      2.56%

Ratio of expenses to average
    net assets                                    0.55%!

Ratio of net investment income
    to average net assets                         5.17%!

Net assets, end of period
    (in thousands)                          $     8,690

!   Annualized.

The accompanying notes are an integral part of these financial statements.

Statement of Net Assets
T. Rowe Price Prime Reserve Portfolio
June 30, 1997 (Unaudited)

                                         Par          Value
                                               In thousands
BANK NOTES  4.6%

First America Bank
      6.15%, 3/27/98               $     100      $     100

First Tennessee Bank
      5.70%, 7/17/97                     100            100

Westpac Banking
      6.07%, 5/27/98                     200            200

Total Bank Notes (Cost  $400)                           400

CERTIFICATES OF DEPOSIT  17.6%

ABN AMRO, 6.05%, 8/1/97                  100            100
Commerzbank
      5.93%, 6/26/98                     100            100

Deutsche Bank AG
      5.78%, 8/12/97                     300            300

Hessische Landesbank
      6.09%, 9/11/97                     100            100

      6.13%, 4/7/98                      100            100

National Westminster Bank
      5.66%, 2/11/98                     100            100

Royal Bank of Canada
      5.58%, 12/11/97                    100             99

      5.91%, 6/17/98                     100            100

Societe Generale
      5.61%, 11/3/97                      50             50

Swiss Bank
      5.66%, 7/23/97                     200            200

      5.98%, 3/19/98                     100            100

World Savings Bank
      5.57%, 7/8/97                      180            180

Total Certificates of Deposit
(Cost  $1,529)                                        1,529

COMMERCIAL PAPER  60.7%

AON, 5.63%, 8/1/97                       140            139

B.B.V. Finance (Delaware)
      5.30%, 10/10/97                     81             80

Banque Nationale de Paris
      5.74%, 9/29/97                     150            148

BMW U.S. Capital
      5.57%, 7/15/97                     160            160

California Pollution Control
      5.58%, 7/14/97                     300            300

Caterpillar Financial Services
      5.75%, 10/7/97               $     100      $      98

Corporate Asset Funding, 4(2)
      5.53%, 7/21/97                     300            299

Countrywide Funding
      5.60%, 8/7/97                      100             99

Electricite de France
      5.65%, 7/22/97                     200            199

Emerson Electric
      6.20%, 7/1/97                      199            199

Falcon Asset Securitization, 4(2)
      5.54%, 7/17/97                     250            249

Finova Capital
      5.65%, 7/9/97                       72             72

Ford Motor Credit
      5.52%, 7/3/97                       70             70

General Electric Capital
      5.58%, 8/15/97                     200            198

Golden Managers Acceptance
      5.60%, 7/8/97                      330            330

Halifax, 5.54%, 7/14/97                  275            274

International Lease Finance
      5.65%, 7/17/97                      85             85

Island Finance of Puerto Rico
      5.63%, 7/10/97                     200            200

Kredietbank N.A. Finance
      5.57%, 8/5/97                      250            249

Market Street Funding
      5.60%, 7/7/97                      270            270

Merrill Lynch
      5.57%, 8/20/97                     100             99

      5.63%, 8/8/97                      100            100

National Australia Funding
      5.55%, 8/8/97                      250            248

Oesterrichische Kontrollbank
      5.585%, 9/25/97                    150            148

Societe Generale
      5.63%, 7/7/97                      100            100

Southern New England
    Telecommunications, 4(2)
      5.60%, 7/17/97                     100            100

Svenska Handelsbanken
      5.75%, 11/14/97                    150            147

Toyota Motor Credit
      5.65%, 7/21/97                     319            318

Yale University
      5.56%, 7/9/97                $     300      $     300

Total Commercial Paper
(Cost  $5,278)                                        5,278

MEDIUM-TERM NOTES  11.2%

Beneficial, 6.21%, 9/11/97               100            100

Chrysler Financial
      7.26%, 7/1/98                       50             51

Goldman Sachs Group
    VR
      5.626%, 7/18/97                     70             70

      5.691%, 11/26/97                   100            100

Household Finance
      6.014%, 8/11/97                     50             50

PHH, VR, 5.688%, 7/10/97                 150            150

Rabobank Optional Redemption
    Trust, VR
      5.688%, 7/7/97!                    200            200

Short Term Card Account Trust
    VR, (144a)
      5.708%, 7/18/98                    100            100

Tiers Trust, VR, (144a)
      5.718%, 7/15/97                    150            150

Total Medium-Term Notes (Cost  $971)              971

U.S. GOVERNMENT AGENCY OBLIGATIONS  1.1%

Federal Farm Credit Bank
      5.23%, 7/10/97                     100            100

Total U.S. Government Agency
Obligations (Cost  $100)                                100

FUNDING AGREEMENTS  2.9%

General American Life Insurance,
    VR
      5.89%, 7/31/98!              $     150      $     150

Security Life of Denver Insurance
      5.688%, 7/28/97!                   100            100

Total Funding Agreements (Cost  $250)             250

Total Investments in Securities

98.1% of Net Assets (Cost  $8,528)                8,528

Other Assets Less Liabilities                           162

NET ASSETS                                        $   8,690

Net Assets Consist of:

Paid-in-capital applicable to 8,689,581
 shares of $0.0001 par value capital stock
 outstanding; 1,000,000,000 shares of the
 Corporation authorized                           $   8,690

NET ASSETS                                        $   8,690
                                                  _________

NET ASSET VALUE PER SHARE                         $    1.00
                                                  _________

     !   Private Placement
    VR   Variable Rate
  4(2) Commercial Paper sold within terms of a private placement memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors".
  144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at year-end amounts to 2.9% of net assets.

Statement of Operations
T. Rowe Price Prime Reserve Portfolio
(Unaudited)
In thousands

The accompanying notes are an integral part of these financial statements.

                                                   12/31/96
                                                         to
                                                    6/30/97
Investment Income

Income
Interest income                                   $     159

Expenses

Investment management and administrative          15

Net investment income                                   144

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                            $     144
                                                  _________

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Prime Reserve Portfolio
(Unaudited)
In thousands

                                                   12/31/96
                                                         to
                                                    6/30/97

Increase (Decrease) in Net Assets

Operations
    Net investment income                         $     144

Distributions to shareholders
    Net investment income                              (144)

Capital share transactions*
    Shares sold                                      12,744
    Distributions reinvested                            144
    Shares redeemed                                  (4,198)

    Increase (decrease) in net assets
      from capital share transactions             8,690

Net Assets

Increase (decrease) during period                     8,690
Beginning of period                                       -

End of period                                     $   8,690
                                                  _________

*Share information
    Shares sold                                      12,744
    Distributions reinvested                            144
    Shares redeemed                                  (4,198)


    Increase (decrease) in shares
      outstanding                                     8,690

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Prime Reserve Portfolio
June 30, 1997 (Unaudited)

Note 1 - Significant Accounting Policies

T. Rowe Price Fixed Income Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Prime Reserve Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 31, 1996. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

Valuation Securities are valued at amortized cost. Assets and liabilities for which such valuation procedures are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

Note 2 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to qualify as a regulated investment company and distribute all of its taxable income.
At June 30, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $8,528,000.

Note 3 - Related Party Transactions

The investment management and administrative agreement between the fund and
T. Rowe Price Associates, Inc. (the manager) provides for an all-inclusive annual fee, computed daily and paid monthly, equal to 0.55% of the fund's average daily net assets. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

100 East Pratt Street
Baltimore, Maryland 21202
This report is authorized for dis-
tribution only to those who have
received a copy of the portfolio's
prospectus.

T. Rowe Price Investment Services, Inc., Distributor

TRP658 (6/97)
K15-072  6/30/97